UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 2, 2017

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 2, 2017, Och-Ziff Capital Management Group LLC (the “Company”) issued a summary press release and a detailed earnings press release reporting of its financial results for the quarter ended September 30, 2017. A copy of the Company’s summary press release is attached as Exhibit 99.1 and the detailed earnings press release is attached as Exhibit 99.2, and each is incorporated by reference.
The Company is making references to non-GAAP financial information in the detailed earnings press release and the conference call the Company is hosting on November 2, 2017, to discuss its financial results for the quarter ended September 30, 2017. Reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures are contained in the detailed earnings press release. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.
The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 8.01. Other Events.
On November 2, 2017, the Company announced that its Board of Directors declared a dividend for the third quarter of 2017 of $0.02 per Class A share, representing Class A limited liability company interests of the Company. The dividend is payable on November 20, 2017, to holders of record as of the close of business on November 13, 2017.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Summary press release of the Company, dated November 2, 2017, reporting financial results for the quarter ended September 30, 2017, and the announcement of a dividend.
99.2	Detailed earnings press release of the Company, dated November 2, 2017, reporting financial results for the quarter ended September 30, 2017, and the announcement of a dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Registrant)

By:	/s/ Alesia J. Haas
Alesia J. Haas
Chief Financial Officer and Executive Managing Director
November 2, 2017

Exhibit Index

Exhibit No.	Description
99.1	Summary press release of the Company, dated November 2, 2017, reporting financial results for the quarter ended September 30, 2017, and the announcement of a dividend.
99.2	Detailed earnings press release of the Company, dated November 2, 2017, reporting financial results for the quarter ended September 30, 2017, and the announcement of a dividend.